UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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DAXOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DAXOR CORPORATION

109 MECO LANE

OAK RIDGE, TN 37830

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 11, 2023

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DAXOR CORPORATION (the “Company”) will be held at the offices of the Nasdaq Stock Exchange located at 4 Times Square, New York, New York 10036, on Tuesday, July 11, 2023 at 10:15 AM, Eastern Daylight Time. The Annual Meeting is being held for the following purposes, all of which are more particularly described in the accompanying Proxy Statement dated June 21, 2023:

1.	To elect a board of seven directors, each to serve for a term of one year or until their successor shall have been duly elected and qualified.

2.	To ratify the appointment of Steven Zelin & Associates, CPA., LLC as the independent registered public accounting firm for the Company for the year ending December 31, 2023.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Our Board of Directors recommends a vote “FOR ALL NOMINEES” in Proposal 1, and “FOR” ratification of the appointment of Steven Zelin & Associates, CPA, LLC as the independent registered public accounting firm in Proposal 2.

Holders of record of our common stock at the close of business on June 6, 2023 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders are entitled to one vote per share.

By	Order of the Board of Directors,

/s/ Robert J. Michel
Robert J. Michel
Corporate Secretary

June 21, 2023

Whether or not you plan to attend the Annual Meeting in person, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be held on Tuesday, July 11, 2023.

This Proxy Statement and copies of the Company’s most recent Annual Report on Form N-CSR are available, without charge, to a stockholder upon request by Calling (888) 774-3268 or writing Robert J. Michel at 109 Meco Lane, Oak Ridge, TN 37830, or at www.Daxor.com.

PROXY STATEMENT

DAXOR CORPORATION

109 Meco Lane

Oak Ridge, TN 37830

The accompanying proxy is solicited by and on behalf of Daxor Corporation’s (the “Company”) Board of Directors (the “Board”) for use at our Annual Meeting of Stockholders to be held at the offices of the Nasdaq Stock Exchange, located at 4 Times Square, New York, New York 10036, on Tuesday, July 11, 2023 at 10:15 AM EDT, or any adjournment or postponement thereof (“Annual Meeting”). Stockholders of record at the close of business on June 6, 2023 will be entitled to vote at the meeting. The mailing of the Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy card will take place on or about June 21, 2023.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors. In addition, our management will report on our performance during 2022 and respond to questions from the stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, June 6, 2023 , are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the Annual Meeting, or at any time and date to which the Annual Meeting may be properly adjourned or postponed. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, June 6, 2023, 4,734,987 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

How do I vote?

We will solicit proxies by mail. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such persons, and we will reimburse them for the reasonable out-of-pocket expenses incurred by them in doing so.

Shareholders that wish to cast their votes should do so in advance of the meeting via the proxy instruction provided in their mailing. Alternatively, proxy cards with valid control numbers may be hand-delivered in person at the meeting or scanned and e-mailed prior to vote closing at the start of the meeting to Robert J. Michel at rmichel@daxor.com.

Can I change my vote after I submit my proxy card?

The shares represented by the accompanying proxy will be voted as directed with respect to the election of directors, or, if no direction is indicated, will be voted in favor of election as directors of all of the nominees listed below. The shares will be voted as directed with respect to the ratification of the independent registered public accounting firm, or, if no direction is indicated, will be voted in favor of ratification. Each proxy executed and returned by a stockholder may be revoked at any time hereafter by giving written notice of such revocation to our Corporate Secretary, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

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What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, our Board of Directors recommends a vote “FOR ALL NOMINEES” in Proposal 1, and “FOR” ratification of the appointment of Steven Zelin & Associates, CPA, LLC as the independent registered public accounting firm in Proposal 2.

What is our policy with respect to Board member attendance at the Annual Meeting?

Board members are encouraged to attend the Annual Meeting. However, Board members may attend this Annual Meeting via teleconference.

COMMON STOCK AND EQUITY OWNERSHIP OF DIRECTORS

On June 6, 2023, we had issued and outstanding 4,734,987 shares of common stock, par value $0.01 per share, each of which entitled the holder to one vote. Voting is not cumulative.

As of the record date, the dollar range of shares of the Company beneficially owned by the Estate of Joseph Feldschuh is over $100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Joy Goudie is $0-$10,000. As of the record date, the dollar range of shares of the Company beneficially owned by James Lombard is $50,001-$100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Edward Feuer is $10,001-$50,000. As of the record date, the dollar range of shares of the Company beneficially owned by Michael Feldschuh is over $100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Jonathan Feldschuh is over $100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Henry D. Cremisi is over $100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Caleb DeRosiers is $10,001 - $50,000. As of the record date, the dollar range of shares of the Company beneficially owned by Joy Goudie is $0-$10,000.

PROPOSAL 1. ELECTION OF THE BOARD OF DIRECTORS

Stockholders are being asked to elect seven directors to serve on our Board, to hold office until the next annual meeting or until their successors shall have been duly elected and shall have qualified. The proxies will vote all proxies received “FOR” the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited herewith may be voted, at the discretion of the management, for the election of another person in his stead. The Board knows of no reason to anticipate that this will occur.

Directors and Officers

The management of the Company is the responsibility of the Board. None of the directors who are not “interested persons” of the Company (as defined in the Investment Company Act of 1940) has ever been an employee of, or consultant to, the Company or its affiliates. Our officers serve annual terms and are elected on an annual basis.

The Board has an audit committee. The Board does not have a standing compensation committee or a nominating committee or a charter with respect to the process for nominating directors for election to our Board. We qualify as a “controlled company” under Nasdaq rules, as the Estate of Joseph Feldschuh, M.D. controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. As a result, the Nasdaq continued listing standards do not require us to have a nominating committee, compensation and stock option committee, or a written charter. In light of our status as a controlled company, our Board determined not to have an independent nominating function, and chose to have the full Board be directly responsible for nominating members of our Board, and not to have a compensation committee, but have the full Board participate directly in consideration of compensation. Accordingly, should the interests of our controlling stockholder differ from those of other stockholders, the other stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance rules for the Nasdaq.

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The Company will consider nominees recommended in writing by a stockholder (other than stockholder recommendations of himself or herself) to serve as Directors. The recommendation must contain: (i) the name, address and telephone number of, and number of shares owned by, the stockholder (or group of stockholders), and the related account name, number and broker or account provider name; and (ii) if any such stockholder was not a record owner of the shares at the time the recommendation was submitted, verification acceptable in form and substance to the Company of the stockholder’s ownership of shares at the time the recommendation was made. Stockholders and members of our Board can submit nominees for election to our Board to Michael Feldschuh for his consideration by February 1, 2024 at 109 Meco Lane, Oak Ridge, TN 37830.

The names and business addresses of our nominees, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold, or have held during the past five years, are set forth below. Michael Feldschuh is an “interested person” of the Company because he is the President and Chief Executive Officer of Daxor. Jonathan Feldschuh is an “interested person” because he is the Chief Scientific Officer. There is no “Fund Complex” as defined in the Investment Company Act of 1940.

There are no contracts, arrangements or understandings between any director and any other person (other than the directors acting solely in such capacity) pursuant to which the director has been or is to be selected as a director.

				Number of	Other Directorships
				Portfolios	Held (during past
Name, Address	Position(s) Held	Term of Office and	Principal Occupation(s)	Overseen by	five years) by
and Age	with Company	Length of Time Served	During Past Five Years	Director	Director
“Noninterested Persons”

James Lombard	Director	One year term, Director	Director of Administrative	None	None
109 Meco Lane		since 1989	Services Division, New
Oak Ridge, TN 37830			York City Council
(Retired).
Age: 88

Henry D. Cremisi, MD FACP	Director	One year term, Director	Medical Director,	None	None
109 Meco Lane		since 2020	AstraZeneca, a
Oak Ridge, TN 37830			Pharmaceutical company

Age: 65

Edward Feuer	Director	One year term, Director	Managing Partner, Feuer	None	None
109 Meco Lane		since 2016	& Orlando, LLP, an accounting firm
Oak Ridge, TN 37830

Age: 67

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				Number of	Other Directorships
				Portfolios	Held (during past
Name, Address	Position(s) Held	Term of Office and	Principal Occupation(s)	Overseen by	five years) by
and Age	with Company	Length of Time Served	During Past Five Years	Director	Director
“Noninterested Persons”

Joy Goudie, Esq.	Director	One year term, Director	Registered Patent	None	None
109 Meco Lane		since 2020	Attorney
Oak Ridge, TN 37830

Age: 66

Caleb DeRosiers	Director	One year term, Director	Attorney	None	None
109 Meco Lane		since 2020
Oak Ridge, TN 37830

Age: 50

“Interested Persons”

Michael Feldschuh	Director	One year term, Director	Executive Vice President	One	None
109 Meco Lane		since 2013	Chairman, President, CEO
Oak Ridge, TN 37830

Age: 53

Jonathan Feldschuh	Director	One year term, Director	Chief Scientific Officer	None	None
109 Meco Lane		since 2017
Oak Ridge, TN 37830
Age 58

Board Leadership Structure

The Board of Directors is currently comprised of six members, four of whom are independent or disinterested persons, which means that they are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. If the nominees are elected, the Board will be comprised of six members, four of whom will be independent directors. The Board has general oversight responsibility with respect to the operation of the Company, and has established an audit committee to assist the Board in performing its oversight responsibilities.

As Chairman of the Board, Michael Feldschuh is the presiding officer at all meetings of the Board of Directors. We do not have a lead independent director. We have determined that our leadership structure is appropriate given the size and structure of the Company.

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Audit Committee

The audit committee operates pursuant to a Charter approved by the Board of Directors, a copy of which is available on our website. The Charter sets forth the responsibilities of the audit committee. The functions of the audit committee include, among others, to meet with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and internal accounting controls, and to meet with management concerning these matters, internal audit activities and other matters. The audit committee currently consists of Edward Feuer, James Lombard and Joy Goudie, all of whom are considered independent under the rules promulgated by The NYSE American and, in addition, are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. Edward Feuer serves as Chairperson of the audit committee and has been designated as the audit committee Chairperson of the audit committee and has been designated as the audit committee financial expert under the Sarbanes-Oxley Act. The Audit Committee met 4 times in 2021. Please see “Proposal 2: Ratification of Independent Registered Public Accounting Firm” for a discussion regarding the audit committee’s report.

Board’s Risk Oversight Role

The day-to-day management of various risks relating to our administration and operation is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The Board notes that it is not practicable or possible to identify all of the risks that may impact the Company or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed, but that the Board carefully evaluate and address all material risks.

The Board has overseen our development and administration of a compliance program that meets the requirements of Rule 38a-1 promulgated under the Investment Company Act of 1940, and the development and administration of a code of ethics program that meets the requirements of Rule 17j-1 promulgated under the Investment Company Act of 1940. The Board meets regularly with our Chief Compliance Officer on all aspects of our compliance requirements.

Qualifications of the Directors

Michael Feldschuh, Jonathan Feldschuh, Edward Feuer, Henry Cremisi, James Lombard, Joy Goudie and Caleb DeRosiers each take a conservative and thoughtful approach to addressing issues facing the Company. Information indicating certain of the specific experience and qualifications of each of these directors relevant to the Board’s belief that they should serve in this capacity is provided in the table above. This combination of skills and attributes led to the conclusion that Michael Feldschuh, Jonathan Feldschuh, Edward Feuer, James Lombard, Joy Goudie, Esq., Henry Cremisi, MD, FACP and Caleb DesRosiers should each serve as a director.

In making independent determinations, the Board observes all criteria for independence established by the SEC, The Nasdaq , and other governing laws and regulations. The Board has determined that each of the directors (other than Michael Feldschuh and Jonathan Feldschuh) (i) is “independent” within the definitions contained in the current The Nasdaq listing standards and our Corporate Governance Guidelines; and has no other “material relationship” with the Company that could interfere with his ability to exercise independent judgment. The Board has determined that Edward Feuer qualifies as an “audit committee financial expert” as defined by the SEC. In addition, the Board has determined that each member of the audit committee meets the additional independence standards for audit committee members.

Board Compensation

In June 2022 the outside directors who attended the annual meeting were paid $1,000 each for attendance at the annual meeting and a Board meeting which took place on the same day. The number of directors who attended the annual meeting was 5. In addition, every director who attended a dial-in Board meeting was paid $375 for each meeting which took place respectively in May, September and December 2022. Each incumbent director attended at least 75% of the aggregate number of meetings, the total number of Board meetings being 4, of the Board during 2022. Other than the officers identified below, Messrs. Michael Feldschuh, Jonathan Feldschuh and Robert J. Michel, there are no officers of the Company that had aggregate compensation in excess of $120,000 during the most recently completed fiscal year.

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		Pension or
	Aggregate	Retirement Benefits	Estimated Annual
	Compensation	Accrued As Part of	Benefits	Total Compensation
Name of Person, Position	From Company	Company Expenses	Upon Retirement	Paid From Company
Interested Persons:

Michael Feldschuh,
Director	$100,000	None	None	$100,000

Jonathan Feldschuh,
Director	$127,920	None	None	$127,920

Noninterested Persons:

James Lombard,
Director	$1,750	None	None	$1,750

Henry Cremisi,MD
Director	$750	None	None	$750

Edward Feuer,
Director	$2,125	None	None	$2,125

Joy Goudie, Esq.,
Director	$2,125	None	None	$2,125

Caleb DesRosiers Director	$1,750	None	None	$1,750

Required Vote

Stockholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the stockholders will be elected as directors. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares that do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

Recommendation

The Board of Directors recommends that the stockholders vote FOR the election of the nominees to serve as directors. Shares represented by executed but unmarked proxies will be voted FOR the election of all of the nominees.

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PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee selected Steven Zelin & Associates, CPA, LLC as an independent registered public accounting firm, to audit our consolidated financial statements for the year ending December 31, 2023, and requests that the stockholders ratify such selection. If stockholders do not ratify the selection of Steven Zelin & Associates, CPA, LLC, the audit committee will reconsider the selection.

Baker Tilly, LLP previously served as the independent registered public accounting firm, and audited the financial statements for the fiscal year ended December 31, 2022.

As of June 16,, 2023, following a recommendation from the audit committee, a majority of the Directors who are not “interested persons” of Daxor (as defined in the Investment Company Act of 1940) selected Steven Zelin & Associates, CPA, LLC (“Steven Zelin”) as independent auditors for Daxor for the fiscal year ending December 31, 2023. Baker Tilly, LLP (“Baker Tilly”) was the independent auditor for Daxor for the fiscal years ended December 31, 2021 and 2022, and resigned effective as of April 28, 2023. Baker Tilly’s report on Daxor’s financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2021 and December 31, 2022, (1) there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on Daxor’s financial statements for such years, and (2) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The selection of Steven Zelin does not reflect any disagreements with or dissatisfaction by Daxor or the Board of Directors with the performance of Daxor’s prior independent registered public accounting firm, Baker Tilly. During Daxor’s fiscal years ended December 31, 2021 and December 31, 2022, neither Daxor, nor anyone on their behalf, consulted with Baker Tilly on items that: (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Daxor’s financial statements; or (2) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304). It is anticipated that Steven Zelin will provide the same level of service to Daxor as was provided by Baker Tilly.

If you submit a proxy to us, it will be voted as you direct. If, however, you submit a proxy without specifying voting directions, it will be voted in favor of ratifying Steven Zelin as our independent registered public accounting firm. If your shares are held in “street name” by your broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian may choose to vote for you on the ratification of the appointment of Steven Zelin as independent registered public accountants for the Company, even if you do not provide voting instructions to such nominee.

Representatives of Steven Zelin are not expected to be present at the Annual Meeting.

Report of Audit Committee

The committee submits the following report pursuant to SEC rules:

●	The committee has reviewed and discussed with management and with Baker Tilly, LLP, the Company’s previous independent registered accounting firm, the audited financial statements of the Company for the year ended December 31, 2022 (the “Financial Statements”).

●	Has advised the management of the Company and the committee that it has discussed with them all the matters required to be discussed by Statement of Auditing Standards No. 114, which include among other items, matters related to the conduct of the audit of the Financial Statements.

●	The committee has received the written disclosures and the letter required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence” (which relates to the auditor’s independence from the Company and its related entities) from Baker Tilly, LLP. It has discussed Baker Tilly LLP’s independence with them.

●	Based upon the aforementioned review, discussions and representations of Baker Tilly, LLP and the unqualified audit opinion presented by Baker Tilly, LLP on the Financial Statements, the committee recommended to the Board of Directors that the Financial Statements be included in the Company’s Annual Report on Form N-CSR.

Members of the Audit Committee:

Edward Feuer, CPA, Chair
James Lombard
Joy Goudie, Esq.

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Fees Paid to Independent Auditor

We engaged Baker Tilly to perform audit services, audit-related services, and other services during the past fiscal year as of December 31, 2022. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. The following table details the aggregate fees billed or expected to be billed for past two fiscal years for audit fees, audit-related fees, and tax fees by the principal accountant. The Daxor tax returns was prepared by Steven Zelin in 2022.

	2022	202
Audit Fees	$73,575	$70,900
Audit Related Fees	26,510	0
Tax Fees	0	0

Total Fees	$100,085	$70,900

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with us.

For the past fiscal year Baker Tilly, LLP did not bill any fees applicable to non-audit services, pursuant to a waiver of the pre-approval requirement.

All of the principal accountant’s hours spent on auditing our financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

We do not have an investment advisor.

Required Vote

Assuming a quorum is present at our Annual Meeting, ratification of Steven Zelin will be determined by majority vote. A majority vote will occur if the number of votes cast in favor of ratification exceeds the number of votes cast in opposition to ratification. Assuming a quorum is present; shares not voted at the Annual Meeting will not affect the outcome of the ratification of Steven Zelin.

Recommendation

The Board recommends that the stockholders vote FOR the ratification of the appointment of Steven Zelin & Associates, CPA, LLC as the independent registered public accounting firm for the Company for the year ending December 31, 2023. Shares represented by executed but unmarked proxies will be voted FOR ratification of Steven Zelin & Associates, CPA, LLC.

OTHER BUSINESS TO COME BEFORE THE MEETING

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company or other custodians will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

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CONTROL PERSONS

The following table sets forth certain information as of the record date, concerning the ownership of the common stock by (a) each person who, to the Company’s knowledge, beneficially owned on that date more than 5% of the outstanding common stock, (b) each of our current directors and executive officers and (c) all of our directors and executive officers as a group.

	Number of Shares	Percent of
	Beneficially	Common
Name of Beneficial Owner (a) (b)	Owned(b)	Stock(b)
Estate of Joseph Feldschuh(c)	2,578,230	54.5%
Michael Feldschuh, President and Director(d)	201,872	4.3%
Jonathan Feldschuh, Director(e)	30,575	*
Robert J. Michel, Chief Financial Officer, Chief Compliance Officer (f)	17,250	*
Henry Cremisi. MD, Director(g)	22,000	*
James A. Lombard, Director(h)	6,567	*
Joy Goudie, Esq., Director(i)	3,700	*
Edward Feuer, Director(j)	4,734	*
Caleb DesRosiers(k)	4,490	*
All directors and officers as a Group (8 persons) (l)	2,869,418	60.6%

*	Indicates less than 1%.

(a)	Unless otherwise indicated, the address of each person listed is c/o Daxor Corporation, 109 Meco Lane, Oak Ridge, TN 37830.

(b)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of common stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following June 6, 2023 are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of common stock beneficially owned by such person.

(c)	Includes 2,578,230 shares of common stock.

(d)	Includes 160,206 shares of common stock and 41,666 shares of common stock issuable upon the exercise of options issued under the Company’s 2004 Stock Option Plan (the “2004 Option Plan”), and the Company’s 2020 Incentive Compensation Plan (the “2020 Plan”).

(e)	Includes 3,908 shares of common stock and 26,667 shares of Common Stock issuable upon the exercise of options issued under the 2004 Option Plan and the 2020 Plan.

(f)	Includes 7,250 of common stock and 10,000 shares of Common Stock issuable upon the exercise of option issued under the 2020 Plan.

(g)	Includes 22,000 shares of Common Stock issuable upon the exercise of options issued under the 2004 Option Plan, and the 2020 plan.

(h)	Includes 1,500 shares of common stock and 5,067 shares of common stock issuable upon the exercise of options issued under the 2004 Option Plan, and the 2020 Plan.

(i)	Includes 300 shares of common stock and 3,400 shares of Common Stock issuable upon the exercise of options issued under the 2020 Plan.

(j)	Includes 4,734 shares of Common Stock issuable upon the exercise of options issued under the Company’s 2004 Option Plan, and the 2020 Plan.

(k)	Includes 3,157 shares of common stock and 1,333 shares of Common Stock issuable upon exercise of options issued under the 2020 Plan.

(l) See Footnotes ( c) through (k)

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Directors currently serving have options totaling 129,300 shares of common stock exercisable at prices ranging from $7.75 to $14.11 per share.

Number of Options
Name	Granted
Michael Feldschuh	41,666
Jonathan Feldschuh	26,667
Henry Cremisi MD	22,000
James A. Lombard	5,100
Joy Goudie Esq	6,100
Edward Feuer	6,767
Caleb DesRosiers	4,000
129,300

ADDITIONAL INFORMATION

Stockholder Proposals for the 2024 Annual Meeting

Stockholders interested in presenting a proposal for consideration at the Company’s annual meeting of stockholders in 2023 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s by-laws. To be eligible for inclusion in the proxy statement, the stockholder proposals must be received by the Company’s President no later than February 1, 2024.

Stockholders interested in presenting a proposal at the Company’s annual meeting of stockholders outside the procedures prescribed in Rule 14a-8 (namely, a proposal to be presented at the annual meeting of stockholders in 2023 but not included in the Company’s proxy statement) must be received by the Company’s President no later than February 1, 2024 to be considered timely. Under the SEC’s proxy voting rules, the Company may exercise discretionary voting authority on stockholder proposals received after such date.

Administrator and Principal Underwriters

The responsibility of the Board of Directors is to exercise corporate powers and to oversee management of the business of the Company. The officers of the Company are principally responsible for its operations. The Company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities. As such, the Company has no investment advisor, administrator, principal underwriters, affiliated brokerage, dividend paying agent, non-resident managers, or active portfolio manager. The nature of the instruments in which funds in excess of immediate capital needs are placed are consistent with capital preservation and liquidity. The Company’s Chief Executive Officer, Michael Feldschuh, is primarily responsible for the day-to-day management of any such investments.

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Cost and Methods of Solicitation of Proxies

Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by our officers and regular employees. The cost of solicitation of proxies will be borne by us, including reimbursement of banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy materials to our stockholders.

Householding

We are required to provide an annual report and proxy statement or notice of availability of these materials to all stockholders of record. To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding but share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders who have the same mailing address and last name, and do not participate in electronic delivery of proxy materials, will receive only one copy of the annual report and proxy statement or notice of availability of these materials.

If you are a registered stockholder and would like to have separate copies of the annual report and proxy statement distributed to you in the future, you must submit a request to opt out of householding in writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717, or call Broadridge at (866) 540-7095, and we will cease householding all such documents within 30 days. If you are a beneficial stockholder and would like to have separate copies of the annual report and proxy statement, contact your broker. In addition, stockholders sharing an address receiving multiple copies may also request delivery in the future of a single copy of such documents. Stockholders may notify us of their requests by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Submission of Other Communications to the Board

Stockholders and other interested parties may communicate with the Board (or individual directors serving on the board) by sending written communications, addressed to any director or to the Board as a group, to our Chief Financial Officer, Robert J. Michel, at 109 Meco Lane, Oak Ridge, TN 37830 who will ensure that the communication (assuming it is properly marked care of the Board or care of a specific director) is delivered to the Board or the specified director, as the case may be. Commercial advertisements or other forms of solicitation will not be forwarded.

	By	Order of the Board of Directors,

/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

June 21, 2023
Oak Ridge, TN

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22583 Daxor Corp Proxy Car_REV1 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

DAXOR
THE BLOOD VOLUME COMPANY™

2023 Annual Meeting of Shareholders

July 11, 2023

This Proxy is Solicited On Behalf Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

Please mark your votes like this **X**

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. Election of Directors
   - (1) Michael Feldschuh
   - (2) Jonathan Feldschuh
   - (3) Edward Feuer
   - (4) James Lombard
   - (5) Joy Goudie, Esq.
   - (6) Henry D. Cremisi, MD, FACP
   - (7) Caleb DesRosiers, Esq.

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature__________________ **Signature, if held jointly**__________________ **Date**__________**, 2023.**

Note: Please sign as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such, of a Corporation, please sign in full corporate name by President or other authorized officer, please sign in partnership name by authorized person.

22583 Daxor Corp Proxy Card_REV1 - Back

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DAXOR CORPORATION

The undersigned appoints Michael Feldschuh and Robert J. Michel and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Daxor Corporation held of record by the undersigned at the close of business on June 6, 2023 at the 2023 Annual Meeting of Shareholders of Daxor Corporation to be held on July 11, 2023 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)